UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 22, 2020

_______________________________

NOVAGOLD RESOURCES INC.

(Exact name of registrant as specified in its charter)

_______________________________

British Columbia	001-31913	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 South Main Street, Suite 400, Salt Lake City, Utah 84111

(Address of Principal Executive Offices) (Zip Code)

(801) 639-0511

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Shares, no par value	NG	NYSE American
Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On January 22, 2020, NOVAGOLD Resources Inc. (“we” or the “Company”) issued a press release announcing our financial results for the fiscal year and fourth quarter ended November 30, 2019. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD

On January 22, 2020 we issued a press release announcing our financial results for the fiscal year and fourth quarter ended November 30, 2019 and providing updates on Donlin Gold. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release, dated January 22, 2020 issued by NOVAGOLD RESOURCES INC. entitled “NOVAGOLD Reports 2019 Financial Results: Maintains Strong Financial Position While Continuing to Advance Donlin Gold Up the Value Chain Through the Receipt of Multiple State Permits and Authorizations.”
104	Cover Page Interactive Data File – The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 22, 2020	NOVAGOLD RESOURCES INC.

	By:	/s/ David A. Ottewell
David A. Ottewell
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated January 22, 2020 issued by NOVAGOLD RESOURCES INC. entitled “NOVAGOLD Reports 2019 Financial Results: Maintains Strong Financial Position While Continuing to Advance Donlin Gold Up the Value Chain Through the Receipt of Multiple State Permits and Authorizations.”